                                                                    EXHIBIT 10.7








                              RUBIO'S RESTAURANTS, INC.

                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                ---------------------

                                  November 19, 1997

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                                  TABLE OF CONTENTS

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                                                                                  PAGE
1.   Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.1  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2  Request for Registration . . . . . . . . . . . . . . . . . . . . . . . .  3
     1.3  Company Registration . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     1.4  Obligations of the Company . . . . . . . . . . . . . . . . . . . . . . .  4
     1.5  Furnish Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     1.6  Expenses of Demand Registration. . . . . . . . . . . . . . . . . . . . .  5
     1.7  Expenses of Company Registration . . . . . . . . . . . . . . . . . . . .  6
     1.8  Underwriting Requirements. . . . . . . . . . . . . . . . . . . . . . . .  6
     1.9  Delay of Registration. . . . . . . . . . . . . . . . . . . . . . . . . .  7
     1.10 Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     1.11 Reports Under Securities Exchange Act of 1934. . . . . . . . . . . . . .  9
     1.12 Form S-3 Registration. . . . . . . . . . . . . . . . . . . . . . . . . . 10
     1.13 Assignment of Registration Rights. . . . . . . . . . . . . . . . . . . . 11
     1.14 Limitations on Subsequent Registration Rights. . . . . . . . . . . . . . 11
     1.15 "Market Stand-Off" Agreement . . . . . . . . . . . . . . . . . . . . . . 11
     1.16 Termination of Registration Rights . . . . . . . . . . . . . . . . . . . 12

2.   Covenants of the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     2.1  Delivery of Financial Statements . . . . . . . . . . . . . . . . . . . . 12
     2.2  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.3  Termination of Covenants . . . . . . . . . . . . . . . . . . . . . . . . 13
     2.4  Right of First Offer . . . . . . . . . . . . . . . . . . . . . . . . . . 13

2.5  Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

3.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.1  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.2  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.3  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.4  Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.5  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.6  Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.7  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . 16
     3.8  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.9  Aggregation of Stock . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.10 Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.11 Representation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     3.12 Amendment of Prior Agreement . . . . . . . . . . . . . . . . . . . . . . 17

     Schedule A  -  Schedule of Investors


                   AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT



     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of November 19, 1997, by and between Rubio's Restaurants, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

                                       RECITALS


     WHEREAS, the Company and certain of the investors (the "Existing Investors") are parties to that certain Investors' Rights Agreement, dated February 1, 1995, as amended on June 10, 1995 and March 28, 1996 (the "Prior Agreement").

     WHEREAS, the Company desires to sell and issue to certain of the Investors (the "Series D Investors"), and the Series D Investors desire to purchase from the Company, up to 1,389,943 shares of Series D Preferred Stock pursuant to the Series D Preferred Stock Purchase Agreement dated of even date herewith (the "Series D Agreement").

     WHEREAS, the Existing Investors desire for the Series D Investors to invest in the Company, and, as a condition thereof and to induce such investment, the Existing Investors are willing to enter into this Agreement to amend and restate the Prior Agreement subject to Section 3.10 and 3.12 hereof.

     WHEREAS, certain of the Company's and the Series D Investors obligations under the Series D Agreement are conditioned upon the execution and delivery of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

          1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

          1.1  DEFINITIONS.  For purposes of this Agreement:

               (a)  The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Affiliates" means any persons or entities that, directly or indirectly through one or more intermediaries, are in control of, are controlled by, or are under common control with a specified party.

               (c) The term "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (d) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

               (e) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (f) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

               (g) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (h) The term "Series B Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series B Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series B Preferred Stock or Common Stock, excluding in all cases, however, any Series B Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

               (i) The term "Series C Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series C Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series C Preferred Stock or Common Stock, excluding in all cases, however, any Series C Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

               (j) The term "Series D Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series D Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series D Preferred Stock or Common Stock, excluding in all cases, however, any Series D Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

          1.2  REQUEST FOR REGISTRATION.

               (a) If the Company shall receive at any time after six (6) months from the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least a majority of the Series B Registrable Securities and Series C Registrable Securities or a majority of the Series D Registrable Securities that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price, net of underwriters' discounts and commissions, of not less than $5,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders (who shall have the right to participate in such registration) and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within sixty
(60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty
(20) days of the mailing of such notice by the Company in accordance with
Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters approved for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested to be included by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all securities other than Registrable Securities are first entirely excluded from the underwriting.

               (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2 (one (1) initiated by holders of a majority of the Series B Registrable Securities and Series C Registrable Securities and one (1) initiated by holders of a majority of the outstanding Series D Registrable Securities) and is not obligated to effect a demand registration pursuant to this Section 1.2 until at least six (6) months have elapsed from a prior registration whether pursuant to this Section 1.2 or otherwise.

               (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement and stating the reasons therefor, the Company shall have the right to defer taking action with respect to such filing for a period of not more than one-hundred twenty (120) days after receipt of the request of the Initiating Holders.

          1.3 COMPANY REGISTRATION. If at any time the Company proposes to register (whether for its own account or for the account of any stockholder other than registrations effected pursuant to Sections 1.2 and 1.12 of this Agreement) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information about the Company as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          1.5  FURNISH INFORMATION.

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it, and upon request by the Company the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

          1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Initiating Holders (in which case all participating Holders shall bear such expenses), unless the Initiating Holders agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that the Holders shall not be required to forfeit such demand right if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following the disclosure by the Company of such material adverse change.

          1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder, including (without limitation) all registration, filing and qualification fees, printers, legal and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders but excluding underwriting discounts and commissions relating to the Registrable Securities.

          1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned among the selling stockholders in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each holder), provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other shares of securities (except the securities proposed to be sold by the Company in such underwriting) are first entirely excluded from the underwriting and in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities or (ii) notwithstanding
(i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") and their partners, members, directors and officers, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act or any blue sky laws, or any rule or regulation promulgated under the Act or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person, and the Company's executive officers were not actually aware at the time of the use of such information, without any duty of investigation, that such information would result in a Violation.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Act or the 1934 Act insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration and the Company's executive officers were not actually aware, at the time of the use of such information, without any duty of investigation, that such information would result in a Violation; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder. With respect to any Registrable Securities held by United Missouri Bank, n.a. as Trustee, the Holder's liability for indemnification under this Agreement shall be limited to the assets held in the participant's individually directed account who directed the purchase of this investment and shall not extend to other assets of the Brobeck, Phleger & Harrison Retirement Savings Plan or to UMB Bank, n.a. in its individual or any other capacity.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 except to the extent it actually prejudices the ability to defend such action, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder, so long as the Holder owns at least five percent (5%) of the Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder at any time after the first anniversary of the Company's first underwritten public offering a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's Registrable Securities as are specified in such request, together with any other securities to be offered by the Company or other Holders (so long as inclusion of such securities to be offered by the Company does not interfere with the marketing of the requesting Holders' Registrable Securities specified in such request) and together with all or such portion of the Registrable Securities of any other Holder joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time and stating the reasons therefor, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder under this Section 1.12; (4) if the Company has, within the six (6)-month period preceding the date of such request, already effected a registration on Form S-3 for the Holders pursuant to this Section 1.12; (5) if the Company has already effected four (4) registrations on Form S-3 pursuant to this Section 1.12; or
(6) in any particular jurisdiction in which the Company would be required to qualify to do business.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holders and counsel for the Company, but excluding underwriters' commissions and discounts relating to the Registrable Securities, shall be borne by the Company. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to any of its general partners, limited partners or Affiliates or to a transferee and its Affiliates or assignee and its Affiliates of such securities who, after such assignment or transfer, holds at least 250,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees (i) who are Affiliates shall be aggregated and (ii), of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 and
1.12 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15 "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement for an underwritten public offering by the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

               (a) such agreement shall not exceed one-hundred eighty (180) days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) such agreement shall not exceed ninety (90) days for any subsequent registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.16 TERMINATION OF REGISTRATION RIGHTS.

               (a) No Holder shall be entitled to exercise any right provided for in Section 1.2 after such time as (i) the Holder can sell all of such stock under Rule 144(k) (or successor rule) promulgated by the SEC and (ii) the Holder holds less than two percent (2%) of the outstanding capital stock of the Company
(iii) and the Company is eligible to use Form S-3 (or a successor form) promulgated by the SEC.

               (b) No Holder shall be entitled to exercise any right provided for in Sections 1.2, 1.3 or 1.12 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

     2.   COVENANTS OF THE COMPANY.

          2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor or group of Investors who are Affiliates which holds 40% of the outstanding shares of Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock of the Company (each such Investor or group of Investors who are Affiliates being a "Major Investor"), subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations:

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, audited consolidated financial statements for the Company and its consolidated subsidiaries, such year-end financial reports to be prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year, a business plan and monthly financial statement projections for the new fiscal year;

               (c) within thirty (30) days of the end of each month, consolidated financial statements for the Company and its consolidated subsidiaries; and

               (d) as soon as practicable, but in any event within thirty (30) days after the end of each fiscal quarter, a quarterly budget and a narrative report prepared by the president of the Company, explaining any material developments and deviations from budget.

          2.2 INSPECTION. The Company shall permit each Major Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information absent an appropriate signed confidentiality agreement.

          2.3 TERMINATION OF COVENANTS. Subject to their earlier termination pursuant to the specific terms of each Section, the covenants set forth in Sections 2.1, 2.2, 2.4, and 2.5 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes obligated to file reports under Section 13 of the 1934 Act, whichever event shall first occur.

          2.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Investor or group of Investors which are Affiliates holding more than 300,000 shares of Registrable Securities, and to each of the stockholders listed on attached
SCHEDULE 2.4 (the Investors, group of Investors and such stockholders shall be referred to herein as the "Offeree(s)") a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). An Offeree shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, Affiliates and relatives in such proportions as it deems appropriate.

               Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Offeree in accordance with the following provisions:

               (a) The Company shall deliver a notice pursuant to Section 3.5 ("Notice") to the Offeree stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within twenty (20) calendar days after receipt of the Notice, the Offeree may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock (collectively, the "Preferred Stock") then held, by such Offeree bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion of all convertible securities), issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Offerees. The Company shall promptly, in writing, inform each Offeree which purchases all the Shares available to it ("Fully-Exercising Offeree") of any other Offeree's failure to do likewise. During the ten (10)-day period commencing after receipt of such information each Fully-Exercising Offeree shall be entitled to subscribe to that portion of the Shares for which Offerees were entitled to subscribe but which were not subscribed for by the Offerees which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Offeree bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Offerees who wish to purchase some of the unsubscribed Shares.

               (c) If all Shares which Offerees are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the thirty (30)-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the Offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Offerees in accordance herewith.

               (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of shares of common stock (or options therefor) to employees, consultants or directors of this Company (and not repurchased at cost by the Company in connection with the termination of employment or service relationship) subsequent to the date of this Agreement,
(ii) to or after consummation of a firm commitment underwritten offering of its securities to the general public in which the aggregate gross cash proceeds to the Company (prior to underwriters' discounts and expenses) are equal to or exceed $15,000,000, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) the issuance of shares of stock, warrants or other securities or rights to persons or entities (such as equipment lessors) with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes.

          2.5 NEGATIVE COVENANTS. The Company shall not take any of the following actions without first obtaining the approval of a majority of the Company's Board of Directors, including (i) the director elected by the holders of the Series B Preferred Stock and Series C Preferred Stock, voting together as a single class as set forth in subsection 5(b) of Article VI of the Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate") and (ii) the director, if any, elected by the holders of Series D Preferred Stock, as set forth in subsection 5(b) of Article VI of the Restated Certificate and Section 5 of the Series D Preferred Stock Purchase Agreement:

          (a)  approve the annual business plan of the Company; or

          (b) create, incur, assume or suffer to exist debt obligations in excess of $3,000,000 in the aggregate; or

          (c) authorize management compensation, including granting stock options to officers and management; or

          (d) approve any stock option or stock issuance plans or any increase in the number of shares of Common Stock reserved for issuance pursuant to the Company's stock option or stock issuance plans, including any increase in the 325,000 shares reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan;

          (e) enter into any agreements to license or franchise the Company's concept or restaurants; or

          (f) directly or indirectly redeem, purchase or otherwise acquire any of the Company's equity securities from a member of the Rubio family (or any trust or entity for such person), except for redemption of equity securities from members of the Rubio family who are employees of the Company on standard terms upon the termination of employment; or

          (g) approve, or permit approval, of any change in the Company's business concept; or

          (h) merge or consolidate with any other party or acquire any interest in any business; or

          (i) sell, convey, liquidate, dissolve or otherwise dispose of the assets of the Company in any transaction or series of transactions other than in the ordinary course of business; or

          (j) liquidate, dissolve or effect a recapitalization or reorganization in any form or transaction; or

          (k) enter into any transaction with any Affiliates of the Company, except for normal employment arrangements and benefit programs on reasonable terms; or

          (l) directly or indirectly declare or pay any dividends or make any distributions upon or repurchase or redeem any of its equity securities other than the redemption rights pursuant to the Restated Certificate, or except for redemptions of equity securities from employees and advisors of the Company on standard terms upon termination of service.



     3.   MISCELLANEOUS.

          3.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent to the address/fax number indicated for such party on the signature page hereof (provided that any party may at any time change its address/fax number for notice by ten (10) days' advance written notice to the other parties), and shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) the time of successful facsimile transmission to the party to be notified, (iii) sending by reputable overnight delivery service or (iv) three
(3) days after deposit with the United States Post Office, by registered or certified mail.

          3.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of eighty percent (80%) of the Registrable Securities then outstanding; provided, however, that such consent may not be unreasonably withheld in connection with any amendments to this Agreement which add additional parties to this Agreement with rights pari passu to those granted to the Investors hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such shares and the Company.

          3.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by Affiliates or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10 ENTIRE AGREEMENT. Section 2.6 of the Prior Agreement, with respect to the holders of Series B Preferred Stock and Series C Preferred Stock only, and this Agreement (including the Exhibits hereto, if any) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          3.11 REPRESENTATION. By executing this Agreement, each Investor and each other person or entity executing this Agreement acknowledges and agrees that Brobeck, Phleger & Harrison LLP represents the Company solely and that Investor has been advised to, and has had an opportunity to, consult with its own attorney in connection with this Agreement.

          3.12 AMENDMENT OF PRIOR AGREEMENT. This Agreement constitutes an amendment of the Prior Agreement (except for Section 2.6 of the Prior Agreement which remains in effect for the holders of Series B Preferred Stock and Series C Preferred Stock only), and is cast in the form of an amendment and restatement solely for the ease of the parties hereto.


                  [Remainder of This Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        RUBIO'S RESTAURANTS, INC.


                                        By:  /s/ Ralph Rubio
                                             ------------------------------
                                             Ralph Rubio, President

                              Address:  5151 Shoreham Place, Suite 260
                                        San Diego, CA  92122
                                        Fax No: (619) 452-0181


INVESTORS:

                                        ROSEWOOD CAPITAL, L.P.

                                        By:  Rosewood Associates L.P., General
                                             Partner


                                             By: /s/ Kyle Anderson
                                                 ------------------------------
                                                 Kyle A. Anderson, Principal

                              Address:  One Maritime Plaza, Suite 1330
                                        San Francisco, CA 94111
                                        Fax No: (415) 362-1192


                                        DOOLING FAMILY TRUST DATED
                                        DECEMBER 8, 1988


                                        By:
                                             ------------------------------
                                                                       , Trustee
                                             --------------------------
                              Address:  427 South Marengo Avenue #3
                                        Pasadena, CA 91101
                                        Fax No: ____________________


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        BROPHAR INVESTOR PARTNERS


                                        By:  /s/ Craig S. Andrews
                                             ------------------------------
                                             General Partner

                              Address:  c/o Craig Andrews,
                                        Brobeck, Phleger & Harrison
                                        550 West "C" Street, Suite 1200
                                        San Diego, CA 92101
                                        Fax No: (619) 234-3848

                                        PRUDENTIAL SECURITIES, CUSTODIAN FOR
                                        KEVIN L. SHIBUYA IRA


                                        By:  /s/ Kevin Shibuya
                                             ------------------------------

                              Address:  9255 Towne Center Drive, Suite 800
                                        San Diego, CA 92121
                                        Fax No.:


                                        /s/ R. Alex Kaseberg
                                        -----------------------------------
                                        R. Alex Kaseberg

                              Address:  12801 Corbett Court
                                        San Diego, CA 92130
                                        Fax No: ____________________


                                        /s/ Tod Thoele
                                        -----------------------------------
                                        Tod Thoele

                              Address:  63 San Bernardino Avenue
                                        Ventura, CA 93004
                                        Fax No: ____________________


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        T. LARRY AND MARGARET EDDINGTON


                                        /s/ T. Larry Eddington
                                        -----------------------------------
                                        T. Larry Eddington


                                        /s/ Margaret Eddington
                                        -----------------------------------
                                        Margaret Eddington

                              Address:  3330 Dove Hollow Road
                                        Olivenhain, CA 92024
                                        Fax No: 759-0483


                                        /s/ George H. Adams, Jr.
                                        -----------------------------------
                                        George H. Adams, JR.

                              Address:  6045 Beaumont Avenue
                                        La Jolla, CA 92037
                                        Fax No: 619-456-5369


                                        /s/ John Brice
                                        -----------------------------------
                                        John Brice

                              Address:  1331 Park Road
                                        La Jolla, CA 92037
                                        Fax No: 619/454-7092


                                        PRUDENTIAL SECURITIES, CUSTODIAN FOR
                                        FRANK O. HOLLOWAY IRA


                                        By:
                                             ------------------------------


                              Address:  9255 Towne Centre Drive, Suite 800
                                        San Diego, CA 92121
                                        Fax No: ___________________


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        FARALLON CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                                        FARRALON CAPITAL INSTITUTIONAL
                                        PARTNERS II, L.P.


                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner

                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        FARALLON CAPITAL INSTITUTIONAL
                                        PARTNERS III, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member

                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                                        RR CAPITAL PARTNERS, L.P.

                                        By:  Farallon Partners, L.L.C.,
                                             its General Partner


                                        By:  /s/ Jason Fish
                                             ------------------------------
                                             Managing Member


                              Address:  One Maritime Plaza
                                        Suite 1325
                                        San Francisco, CA  94111
                                        Fax No: (415) 421-2133
                                        Attention:  Jason Fish and Mark Wehrly


                                        /s/ James Stryker
                                        -----------------------------------
                                        James Stryker

                              Address:  c/o Rubios Restaurants, Inc.
                                        5151 Shoreman Place, Suite 260
                                        San Diego, CA  92122
                                        Fax No: ____________________


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Kim Lopdrup
                                        -----------------------------------
                                        Kim Lopdrup

                              Address:  One Tamarack Way
                                        Sharon, MA 02067
                                        Fax No: ___________________


                                        W.A. & H. INVESTMENT, L.L.C.

                                        By:  /s/ illegible
                                             ------------------------------
                                        Title:
                                               ------------------------------

                              Address: Wessels, Arnold & Henderson, L.L.C. c/o Kim-Hue Phan
                                        601 Second Avenue South
                                        Minneapolis, MN 55402-4314
                                        Fax No: 612-373-6159


                                        /s/ Arthur Yelsey
                                        -----------------------------------
                                        Arthur R. Yelsey

                              Address:  1550 Bayside Drive
                                        Corona Del Mar, CA 92625
                                        Fax No: 714-721-0555


                                        /s/ Bruce Frazer
                                        -----------------------------------
                                        Bruce Frazer


                                        /s/ Joanne Frazer
                                        -----------------------------------
                                        Joanne Frazer

                              Address:  5151 Shoreham Place, Suite 260
                                        San Diego, CA 92122
                                        Fax No: ____________________


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        /s/ John Brice
                                        -----------------------------------
                                        John Brice


                                        /s/ Ellen Brice
                                        -----------------------------------
                                        Ellen Brice

                              Address:  1331 Park Road
                                        La Jolla, CA 92037
                                        Fax No: 619-454-7092


                                        H.A. LAVEZZI CO., INC. PROFIT SHARING
                                        TRUST FOR THE BENEFIT OF JOHN RICHARD
                                        CUCHNA & JOHN RANDALL CUCHNA


                                        By:  /s/ John Cuchna
                                             ------------------------------
                                             Trustee

                              Address:  c/o Lynn Capps
                                        2515 Industry Street
                                        Oceanside, CA 92054
                                        Fax No: 760 757-0323


                                        BRIAN AND ANN ROBERTS


                                        /s/ Brian Roberts
                                        -----------------------------------
                                        Brian Roberts


                                        /s/ Ann Roberts
                                        -----------------------------------
                                        Ann Roberts

                              Address:  16 Leroy Street
                                        San Francisco, CA 94109
                                        Fax No: 415-292-9892


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Frank Holloway
                                        -----------------------------------
                                        Frank O. Holloway

                              Address:  81 South Peak Drive
                                        Laguna Niguel, CA 92677
                                        Fax No: __________________

                                        RICHARD AND MARTHA PARKER


                                        /s/ Richard Parker
                                        -----------------------------------
                                        Richard Parker


                                        /s/ Martha Parker
                                        -----------------------------------
                                        Martha Parker

                              Address:  430 Silvergate
                                        San Diego, CA 92106
                                        Fax No: 582-1497


                                        BROBECK, PHLEGER & HARRISON LLP


                                        By:    /s/ Craig S. Andrews
                                               ----------------------------
                                        Title: Partner
                                               ----------------------------

                              Address:  Two Embarcadero Place
                                        2200 Geng Road
                                        Palo Alto, CA 94303
                                        Fax No: ___________________


                                        /s/ Thomas Huppert
                                        -----------------------------------
                                        Thomas Huppert

                              Address:  13311 Kibbings Road
                                        San Diego, CA 92130
                                        Fax No.: ____________________



                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Kevin Kelly
                                        -----------------------------------
                                        Kevin Kelly

                              Address:  2350 Melville Drive
                                        San Marino, CA 91108
                                        Fax No.: ____________________


                                        EVEREN CLEARING CORP. CUST.
                                        FBO: KEVIN L. SHIBUYA IRA


                                        By:  /s/ Kevin Shibuya
                                               ----------------------------
                                        Title:
                                               ----------------------------

                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        /s/ Lic. Eugenio Clariond
                                        -----------------------------------
                                        Lic. Eugenio Clariond R.R.

                              Address:  Batallon De San Patricio No. 111
                                        Torre Comercial America Piso 26
                                        Fracc. Valle Oriente
                                        Garza Garcia, N.L. CP66269 Mexico
                                        Fax No: __________________


                                        DANIEL K. AND KUMIKO SHIBUYA JTWROS


                                        /s/ Daniel Shibuya
                                        -----------------------------------
                                        Daniel K. Shibuya


                                        /s/ Kumiko Shibuya
                                        -----------------------------------
                                        Kumiko Shibuya

                              Address:  8451 Cranford Avenue
                                        Sun Valley, CA 91352
                                        Fax No: (818) 982-2423


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        EVEREN CLEARING CORP. CUST.
                                        FBO: GAIL L. ROSS IRA


                                        By:  /s/ Gail Ross
                                             ------------------------------
                                        Title:
                                               ----------------------------

                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        /s/ Ronald Sellers
                                        -----------------------------------
                                        Ronald B. Sellars

                              Address:  11381 Eastview Pt.
                                        San Diego, CA 92131
                                        Fax No: 619-546-9501


                                        EVEREN CLEARING CORP. CUST.
                                        FBO: RONALD B. SELLARS IRA

                                        By:  /s/ Ronald Sellers
                                             ------------------------------
                                        Title:
                                               ----------------------------

                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        EVEREN CLEARING CORP. CUST.
                                        FBO: SHAWN O. ROWE IRA


                                        By:  /s/ Shawn Rowe
                                             ------------------------------
                                        Title:
                                               ----------------------------

                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        EVEREN CLEARING CORP. CUST.
                                        FBO: SHARON ROWE IRA


                                        By:  /s/ Sharon Rowe
                                             ------------------------------
                                        Title:
                                               ----------------------------

                              Address: 2141 Palomar Airport Road, Suite 100 Carlsbad, CA 92009
                                        Fax No: (760) 804-0399


                                        SHAWN O. ROWE AND SHARON ROWE JTWROS


                                        /s/ Shawn Rowe
                                        -----------------------------------
                                        Shawn O. Rowe


                                        /s/ Sharon Rowe
                                        -----------------------------------
                                        Sharon Rowe

                              Address:  823 Pochontas Court
                                        Paso Robles, CA 93446



                                        /s/ Mike Blackman
                                        -----------------------------------
                                        Mike Blackman

                              Address:  Nations Bank Montgomery Securities
                                        9 West 57th Street, 47th Floor
                                        New York, NY 10019
                                        Fax No: 212-583-8450


                                        /s/ J. Richard Fredericks
                                        -----------------------------------
                                        J. Richard Fredericks

                              Address:  Nations Bank Montgomery Securities
                                        600 Montgomery Street
                                        San Francisco, CA 94111
                                        Fax No: (415) 627-2696


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                        /s/ Murray Huneke
                                        -----------------------------------
                                        Murray Huneke, Trustee for Huneke Family
                                        Trust

                              Address:  Nations Bank Montgomery Securities
                                        600 Montgomery Street
                                        San Francisco, CA 94111
                                        Fax No: 415 913 5513


                 [COUNTERPART SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

Acknowledged and agreed solely
with respect to Section 2.4:



RALPH RUBIO AND DIONE RUBIO AS
TRUSTEES OF THE RALPH RUBIO AND
DIONE RUBIO FAMILY TRUST


By:  /s/ Ralph Rubio
     ------------------------------
     Ralph Rubio, Trustee


By:  /s/ Dione Rubio
     ------------------------------
     Dione Rubio, Trustee


Address:  1115 Los Caballitos
          Del Mar, CA  92014
          Fax No: ___________________


RAFAEL R. RUBIO AND GLORIA G.
RUBIO, CO-TRUSTEES OF THE
RAFAEL R. RUBIO AND GLORIA G.
RUBIO FAMILY TRUST


By:  /s/ Rafael Rubio
     ------------------------------
     Rafael R. Rubio


     /s/ Gloria Rubio
     ------------------------------
     Gloria G. Rubio

Address:  5134 Pendelton Street
          San Diego, CA  92109
          Fax No: ___________________

                       [SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

ROBERT L. GARCIA AND GLORIA
R. GARCIA AS TRUSTEES OF THE
ROBERT AND GLORIA GARCIA TRUST


By:  /s/ Robert Garcia
     ------------------------------
     Robert L. Garcia, Trustee


     /s/ Gloria Garcia
     ------------------------------
     Gloria R. Garcia, Trustee

Address:  2724 Penrose Street
          San Diego, CA  92110
          Fax No: (619) 275-2053


RICHARD M. RUBIO AND VICTORIA E.
RUBIO AS TRUSTEES OR SUCCESSORS
OF THE RICHARD AND VICTORIA RUBIO
TRUST


By:  /s/ Richard Rubio
     ------------------------------
     Richard M. Rubio, Trustee


     /s/ Victoria Rubio
     ------------------------------
     Victoria E. Rubio, Trustee

Address:  2107 Blackmore Court
          San Diego, CA  92109
          Fax No: ___________________


ROBERT RUBIO AS THE TRUSTEE OF
THE ROBERT RUBIO TRUST



By:  /s/ Robert Rubio
     ------------------------------
     Robert Rubio, Trustee

Address:  1724 Folus
          Encinitas, CA  92024
          Fax No: ___________________



                       [SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

GLORIA GARCIA AS THE TRUSTEE
OF THE TRUST FBO ROMAN RUBIO


By:  /s/ Gloria Garcia
     ------------------------------
     Gloria Garcia, Trustee

Address:  2724 Penrose Street
          San Diego, CA  92110
          Fax No: (619) 275-2053


                       [SIGNATURE PAGE TO AMENDED AND RESTATED
                             INVESTORS' RIGHTS AGREEMENT]

                                      SCHEDULE A

                                      INVESTORS

Rosewood Capital, L.P.

Dooling Family Trust dated December 8, 1988

Brophar Investor Partners

R. Alex Kaseberg

Tod Thoele

T. Larry Eddington and Margaret Eddington

George H. Adams, Jr.

John Brice

Prudential Securities, Custodian for Frank O. Holloway IRA

Frank O. Holloway

UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison Savings Plan f/b/o William F. Sullivan IRA

UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison Savings Plan f/b/o Todd J. Anson IRA

UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison Savings Plan f/b/o Craig S. Andrews IRA

UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison Savings Plan f/b/o John A. Denniston IRA

UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison Savings Plan f/b/o Jay De Groot IRA

James Stryker

Kim Lopdrup

Farallon Capital Partners, L.P..

Farallon Capital Institutional Partners, L.P.

Farallon Capital Institutional Partners II, L.P.

Farallon Capital Institutional Partners III, L.P.

RR Capital Partners, L.P.

Lic. Eugenio Clariond R.R.

W.A. & H. Investment, L.L.C.

Arthur R. Yelsey

Bruce and Joanne Frazer

John and Ellen Brice

H.A. Lavezzi Co., Inc. Profit
Sharing Trust for the benefit of
John Richard Cuchna & John Randall Cuchna

EVEREN Clearing Corp. Cust.
FBO Kevin L. Shibuya IRA

Daniel K. & Kumiko Shibuya JTWROS

Brian and Ann Roberts

Frank O. Holloway

R. Alex Kaseberg

EVEREN Clearing Corp. Cust.
FBO: Gail L. Ross IRA

Ronald B. Sellars

EVEREN Clearing Corp. Cust.
FBO: Ronald B. Sellars IRA

EVEREN Clearing Corp. Cust.
FBO: Shawn O. Rowe IRA

EVEREN Clearing Corp. Cust.
FBO: Sharon Rowe IRA

Shawn O. Rowe & Sharon Rowe JTWROS

T. Larry and Margaret Eddington

Richard and Martha Parker

Brobeck, Phleger & Harrison LLP

Thomas Huppert

Lisa Conder

Kevin Kelly

Jeff Barker

Robert Paul Nunez

Julie Blair

John Joseph Canning II

Michael Blackman

J. Richards Fredericks

Huneke Family Trust

SCHEDULE 2.4

                                 RUBIO FAMILY MEMBERS


Ralph Rubio and Dione Rubio as
 Trustees of the Ralph Rubio and Dione Rubio Family Trust

Rafael R. Rubio and Gloria G. Rubio, Co-Trustees of the Rafael R. Rubio and Gloria G. Rubio Family Trust

Robert L. Garcia and Gloria R. Garcia as
 Trustees of the Robert and Gloria Garcia Trust

Richard M. Rubio and Victoria E. Rubio as Trustees or Successors of the Richard and Victoria Trust

Robert Rubio as the Trustee of the Robert Rubio Trust

Gloria Garcia as the Trustee of the Trust FBO Roman Rubio